PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

October 21, 2020, 2020 LIST OF FUNDS FOR APPLICATION: P-VA-IBAPP(11/20)-NY

VARIABLE INVESTMENT ALLOCATIONS: The Company will submit a revised List of Funds to the Department of Financial Services for informational purposes any time funds are updated. The current fund listing is as follows:

American Funds Insurance Series® Growth Fund - Class 1
BlackRock Capital Appreciation V.I. Fund - Class I
BlackRock Large Cap Focus Growth V.I. Fund - Class I
ClearBridge Variable Aggressive Growth Portfolio - Class I
ClearBridge Variable Large Cap Growth Portfolio - Class I
Fidelity® Variable Insurance Products Contrafund℠ Portfolio - Initial Class
Fidelity® Variable Insurance Products Growth Opportunities Portfolio - Initial Class
Fidelity® Variable Insurance Products Growth Portfolio - Initial Class
MFS® Growth Series - Initial Class
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class
PSF Jennison Portfolio - Class I
Vanguard Variable Insurance Fund Capital Growth Portfolio
Vanguard Variable Insurance Fund Growth Portfolio
American Funds Insurance Series® Blue Chip Income and Growth Fund - Class 1
American Funds Insurance Series® Growth-Income Fund - Class 1
BlackRock Advantage Large Cap Core V.I. Fund - Class I
ClearBridge Variable Appreciation Portfolio - Class I
MFS® Investors Trust Series - Initial Class
MFS® Research Series - Initial Class
PSF Equity Portfolio - Class I
PSF Jennison 20/20 Focus Portfolio - Class I
PSF Stock Index Portfolio - Class I
Vanguard Variable Insurance Fund Equity Index Portfolio
Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
BlackRock Basic Value V.I. Fund - Class I
BlackRock Equity Dividend V.I. Fund - Class I
ClearBridge Variable Dividend Strategy Portfolio - Class I
MFS® Value Series - Initial Class
PSF Value Portfolio - Class I
Vanguard Variable Insurance Fund Equity Income Portfolio
Vanguard Variable Insurance Fund Diversified Value Portfolio
VA U.S. Large Value Portfolio
MFS® Mid Cap Growth Series Initial Class
PSF SP Prudential U.S. Emerging Growth Portfolio - Class I
ClearBridge Variable Mid Cap Portfolio - Class I
Fidelity® Variable Insurance Products Mid Cap Portfolio - Initial Class

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

October 21, 2020, 2020 LIST OF FUNDS FOR APPLICATION: P-VA-IBAPP(11/20)-NY

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio
ClearBridge Variable Small Cap Growth Portfolio - Class I
MFS® New Discovery Series - Initial Class
Fidelity® Variable Insurance Products Disciplined Small Cap Portfolio - Initial Class
PSF Small Capitalization Stock Portfolio - Class I
PSF SP Small-Cap Value Portfolio - Class I

VA U.S. Targeted Value Portfolio
Fidelity® Variable Insurance Products International Capital Appreciation Portfolio - Initial Class
MFS® International Intrinsic Value Portfolio - Initial Class
PSF Global Portfolio - Class I
VA International Small Portfolio
VA International Value Portfolio
Vanguard Variable Insurance Fund International Portfolio
Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio
Fidelity® Variable Insurance Products Emerging Markets Portfolio - Initial Class
Fidelity® Variable Insurance Products Consumer Discretionary Portfolio - Initial Class
Fidelity® Variable Insurance Products Financial Services Portfolio - Initial Class
Fidelity® Variable Insurance Products Health Care Portfolio - Initial Class
Fidelity® Variable Insurance Products Industrials Portfolio - Initial Class
Fidelity® Variable Insurance Products Technology Portfolio - Initial Class
Fidelity® Variable Insurance Products Utilities Portfolio - Initial Class
MFS® Technology Portfolio - Initial Class
MFS® Utilities Series - Initial Class
PSF Natural Resources Portfolio - Class I
Vanguard Variable Insurance Fund Real Estate Index Portfolio
AST BlackRock Corporate Bond Portfolio
AST PIMCO Corporate Bond Portfolio
AST Prudential Corporate Bond Portfolio
AST T. Rowe Price Corporate Bond Portfolio
AST Western Asset Corporate Bond Portfolio
American Funds Insurance Series® Bond Fund - Class 1
American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund - Class 1
Fidelity® Variable Insurance Products Investment Grade Bond Portfolio - Initial Class
MFS® Total Return Bond Series - Initial Class
PSF Diversified Bond Portfolio - Class I
PSF Government Income Portfolio - Class I
Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
Western Asset Core Plus VIT Portfolio - Class I
Fidelity® Variable Insurance Products High Income Portfolio - Initial Class
PSF High Yield Bond Portfolio - Class I

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

October 21, 2020, 2020 LIST OF FUNDS FOR APPLICATION: P-VA-IBAPP(11/20)-NY

Vanguard Variable Insurance Fund High Yield Bond Portfolio
Western Asset Variable Global High Yield Bond Portfolio - Class I
VA Global Bond Portfolio
Vanguard Variable Insurance Fund Global Bond Index Portfolio
PSF Government Money Market Portfolio - Class I
American Funds Insurance Series® Ultra-Short Bond Fund - Class 1
Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio
VA Short-Term Fixed Portfolio
Fidelity® Variable Insurance Products Floating Rate High Income Portfolio - Initial Class
Fidelity® Variable Insurance Products Strategic Income Portfolio - Initial Class
American Funds Insurance Series® Asset Allocation Fund - Class 1
BlackRock Global Allocation V.I. Fund - Class I
Fidelity® Variable Insurance Products Balanced Portfolio - Initial Class
MFS® Total Return Series - Initial Class
PSF Conservative Balanced Portfolio - Class I
PSF Flexible Managed Portfolio - Class I
QS Variable Conservative Growth - Class I
QS Variable Growth Portfolio - Class I
QS Variable Moderate Growth - Class I
VA Global Moderate Allocation Portfolio
Vanguard Variable Insurance Fund Balanced Portfolio
Vanguard Variable Insurance Fund Conservative Allocation Portfolio
Vanguard Variable Insurance Fund Moderate Allocation Portfolio